EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SECTION 1350 CERTIFICATION)

In connection with this Annual Report of Barbeques Galore Limited (the “Registrant”) on Form 20-F for the year ended January 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sam Ruben Linz, Chief Executive Officer of the Registrant, do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)	the Report fully complies with requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

August 10, 2005	/s/ SAM RUBEN LINZ
Sam Ruben Linz
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Barbeques Galore Limited and will be retained by Barbeques Galore Limited and furnished to the Securities and Exchange Commission or its staff, upon request.